EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of ACI Telecentrics, Inc. (the "Company") on Form 10-Q /A for the quarter ended September, 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Russell Jackson, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




Dated: /s/ May 30, 2003                        By:  /s/ RUSSELL JACKSON
       --------------------                         ----------------------------
                                                    Russell Jackson
                                                    Principal Accounting Officer




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